DICK'S
SPORTING GOODS

WHOLE FOODS MARKET

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended March 31, 2014

www.inlandrealestate.com

ROSS
DRESS FOR LESS

T.J.maxx
HomeGoods

Chipotle
MEXICAN GRILL

Walmart
Neighborhood Market

FIVE GUYS
five BELOW

BED BATH & BEYOND

PETSMART
Banfield

STARBUCKS COFFEE

ULTA

FRESH DELI
FOOD 4 LESS

2901 Butterfield Road • Oak Brook, Illinois 60523 • Telephone: (630) 218-8000 • Facsimile: (630) 218-7357

Supplemental Financial Information - March 31, 2014

Page	Table of Contents

2	Company Information

3	Other Information

5	Consolidated Balance Sheets

6	Consolidated Statements of Operations

7	Funds From Operations and Other Information

8	Earnings Before Interest Taxes Depreciation and Amortization

9	Same Store Net Operating Income

11	Balance Sheets - Pro Rata Consolidation

12	Statements of Operations - Pro Rata Consolidation

13	Selected Financial Ratios and Guidance

14	Summary of Outstanding Debt at March 31, 2014

17	Significant Retail Tenants

19	Portfolio Metrics

20	Lease Expiration Analysis

23	Leasing Activity

24	Leasing Activity - Anchors and Non-Anchors

25	Property Transactions

26	Unconsolidated Joint Venture Summary

27	Investment Properties

1

Company Information

Inland Real Estate Corporation strives to be a leading owner and operator of high quality, necessity and value based retail centers in prime locations throughout the Central and Southeastern United States. We seek to provide predictable, sustainable cash flows and continually enhance shareholder value through the expert management and strategic improvement of our portfolio of premier retail assets. We have elected to be taxed as a real estate investment trust ("REIT") for federal income tax purposes. As of March 31, 2014, we owned interests in 138 investment properties, including 29 properties owned through our unconsolidated joint ventures.

Corporate Headquarters
2901 Butterfield Road
Oak Brook, IL 60523
www.inlandrealestate.com

Investor Relations/Media Relations	New York Stock Exchange
Dawn Benchelt	Preferred Stock Symbol IRC-PA
Investor Relations Director	Common Stock Symbol IRC
(630) 218-7364
benchelt@inlandrealestate.com

Transfer Agent	Stock Specialist
Registrar and Transfer Company	KCG
10 Commerce Drive	One Liberty Plaza
Cranford, NJ 07016	165 Broadway, 19th Floor
(800) 368-5948	New York, NY 10008

Analyst Coverage

Bank of America Merrill Lynch	BMO Capital Markets	Janney Capital Markets
Craig Schmidt	Paul E. Adornato	Michael P. Gorman
(646) 855-3640	(212) 885-4170	(215) 665-6224
craig.schmidt@baml.com	paul.adornato@bmo.com	mgorman@janney.com

Juan Sanabria
(646) 855-1589
juan.sanabria@baml.com

KeyBanc Capital Markets	Raymond James & Associates, Inc.	Wells Fargo Securities, LLC
Todd M. Thomas	Paul D. Puryear	Jeffrey J. Donnelly
(917) 368-2286	(727) 567-2253	(617) 603-4207
tthomas@key.com	paul.puryear@raymondjames.com	jeff.donnelly@wellsfargo.com

Grant Keeney	Richard J. Milligan	Tamara Fique
(917) 368-2329	(727) 567-2660	(443) 263-6568
gkeeney@key.com	richard.milligan@raymondjames.com	tamara.fique@wellsfargo.com

2

Other Information

All items in the supplemental financial information are in thousands except per share data, square footage data and number of leases. All amounts shown in this report are unaudited.

Caution Regarding Forward Looking Statements
Certain information in this supplemental information may constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that do not reflect historical facts and instead reflect our management's intentions, beliefs, expectations, plans or predictions of the future.  Forward-looking statements can often be identified by words such as "seek," “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” Examples of forward-looking statements include, but are not limited to, statements that describe or contain information related to matters such as management's intent, belief or expectation with respect to our financial performance, investment strategy or our portfolio, our ability to address debt maturities, our cash flows, our growth prospects, the value of our assets, our joint venture commitments and the amount and timing of anticipated future cash distributions. Forward-looking statements reflect the intent, belief or expectations of our management based on their knowledge and understanding of our business and industry and their assumptions, beliefs and expectations with respect to the market for commercial real estate, the U.S. economy and other future conditions. Forward-looking statements are not guarantees of future performance, and investors should not place undue reliance on them. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the risks listed and described under Item 1A”Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2014, as they may be revised or supplemented by us in subsequent Reports on Form 10-Q and other filings with the SEC. Except as otherwise required by applicable law, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement in this release to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which any such statement is based.

Funds From Operations ("FFO")
We consider FFO a widely accepted and appropriate measure of performance for a REIT. FFO provides a supplemental measure to compare our performance and operations to other REITs. Due to certain unique operating characteristics of real estate companies, NAREIT has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours. As defined by NAREIT, FFO means net income computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of operating property, plus depreciation and amortization and after adjustments for unconsolidated entities in which the REIT holds an interest. In addition, NAREIT has further clarified the FFO definition to add-back impairment write-downs of depreciable real estate or of investments in unconsolidated entities that are driven by measurable decreases in the fair value of depreciable real estate. Under U.S. GAAP, impairment charges reduce net income. While impairment charges are added back in the calculation of FFO, we caution that because impairments to the value of any property are typically based on reductions in estimated future undiscounted cash flows compared to current carrying value, declines in the undiscounted cash flows which led to the impairment charges reflect declines in property operating performance that may be permanent. We have adopted the NAREIT definition for computing FFO. Recurring FFO includes adjustments to FFO for the impact of lease termination income, certain gains and non-cash impairment charges of non-depreciable real estate, net of taxes recorded in comparable periods, in order to present the performance of our core portfolio operations. Management uses the calculation of FFO and Recurring FFO for several reasons. FFO is used in certain employment agreements we have with our executives to determine a portion of incentive compensation payable to them. Additionally, we use FFO and Recurring FFO to compare our performance to that of other REITs in our peer group. The calculation of FFO and Recurring FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity. Items that are capitalized do not impact FFO and Recurring FFO whereas items that are expensed reduce FFO and Recurring FFO. Consequently, our presentation of FFO and Recurring FFO may not be comparable to other similarly titled measures presented by other REITs. FFO and Recurring FFO do not represent cash flows from operations as defined by U.S. GAAP, are not indicative of cash available to fund cash flow needs and liquidity, including our ability to pay distributions, and should not be considered as an alternative to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance.

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA")
EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization expense; and (4) gains (loss) on non-operating property. We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance. By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure. By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio. Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing. EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

We believe EBITDA is an important non-GAAP measure. We utilize EBITDA to calculate our interest expense coverage ratio, which equals EBITDA divided by total interest expense. We believe that using EBITDA, which excludes the effect of non-operating expenses and non-cash charges, all of which are based on historical cost and may be of limited significance in evaluating current performance, facilitates comparison of core operating profitability between periods and between REITs, particularly in light of the use of EBITDA by a seemingly large number of REITs in their reports on Forms 10-Q and 10-K. We believe that investors should consider EBITDA in conjunction with net income and the other required U.S. GAAP measures of our performance to improve their understanding of our operating results. Recurring EBITDA includes adjustments to EBITDA

3

Other Information

for the impact of least termination income and non-cash impairment charges in comparable periods in order to present the performance of our core portfolio operations.

Same Store Net Operating Income ("NOI")
Same store net operating income, which is the net operating income of properties owned during the same periods during each year, is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of lease intangibles, lease termination income, interest, depreciation, amortization and bad debt expense. We provide same store net operating income as another metric to compare the results of property operations for the three months ended March 31, 2014 and 2013. We also provide a reconciliation of these amounts to the most comparable GAAP measure, net income attributable to common stockholders.

Balance Sheets and Statements of Operations - Pro Rata Consolidation
These financial statements are considered non-GAAP because they include financial information related to unconsolidated joint ventures accounted for under the equity method of accounting. We provide these statements to include the pro rata amounts of all properties under management reconciled to our U.S. GAAP financial statements.

4

Consolidated Balance Sheets

	March 31, 2014	December 31, 2013
Assets:
Investment properties:
Land	$403,192	387,010
Construction in progress	17,836	16,856
Building and improvements	1,164,798	1,130,004
	1,585,826	1,533,870
Less accumulated depreciation	332,150	327,684
Net investment properties	1,253,676	1,206,186
Cash and cash equivalents	12,747	11,258
Accounts receivable, net	47,431	37,155
Investment in and advances to unconsolidated joint ventures	112,351	119,476
Acquired lease intangibles, net	106,804	103,576
Deferred costs, net	19,444	19,638
Other assets	31,310	32,648
Total assets	$1,583,763	1,529,937

Liabilities:
Accounts payable and accrued expenses	$57,765	57,132
Acquired below market lease intangibles, net	44,089	43,191
Distributions payable	5,112	5,110
Mortgages payable	488,098	497,832
Unsecured credit facilities	385,000	325,000
Convertible notes	28,906	28,790
Other liabilities	20,270	17,413
Total liabilities	1,029,240	974,468

Stockholders’ Equity:
Preferred stock, $0.01 par value, 12,000 shares authorized; 4,400 8.125% Series A Cumulative Redeemable shares, with a $25.00 per share Liquidation Preference, issued and outstanding at March 31, 2014 and December 31, 2013, respectively	110,000	110,000
Common stock, $0.01 par value, 500,000 shares authorized; 99,764 and 99,721 Shares issued and outstanding at March 31, 2014 and December 31, 2013, respectively	998	997
Additional paid-in capital (net of offering costs of $74,826 and $74,749 at March 31, 2014 and December 31, 2013, respectively)	877,914	877,328
Accumulated distributions in excess of net income	(428,977)	(427,953)
Accumulated other comprehensive loss	(5,404)	(4,904)
Total stockholders’ equity	554,531	555,468

Noncontrolling interest	(8)	1
Total equity	554,523	555,469

Total liabilities and equity	$1,583,763	1,529,937

5

Consolidated Statements of Operations and Comprehensive Income

	Three months ended March 31,
	2014	2013
Revenues:
Rental income	$35,298	26,477
Tenant recoveries	20,043	10,391
Other property income	506	436
Fee income from unconsolidated joint ventures	1,259	1,596
Total revenues	57,106	38,900

Expenses:
Property operating expenses	12,374	7,142
Real estate tax expense	10,080	6,790
Depreciation and amortization	19,114	12,023
General and administrative expenses	6,092	4,720
Total expenses	47,660	30,675

Operating income	9,446	8,225
Other income	102	748
Gain on sale of investment properties	12,850	1,440
Gain on sale of joint venture interest	108	341
Interest expense	(8,991)	(7,985)
Income before income tax expense of taxable REIT subsidiaries, equity in earnings of unconsolidated joint ventures and discontinued operations	13,515	2,769

Income tax expense of taxable REIT subsidiaries	(395)	(228)
Equity in earnings of unconsolidated joint ventures	1,794	1,340
Income from continuing operations	14,914	3,881

Income from discontinued operations	490	3,032
Net income	15,404	6,913

Less: Net (income) loss attributable to the noncontrolling interest	20	(12)
Net income attributable to Inland Real Estate Corporation	15,424	6,901

Dividends on preferred shares	(2,234)	(2,210)
Net income attributable to common stockholders	$13,190	4,691

Basic and diluted earnings attributable to common shares per weighted average common share:

Income from continuing operations	$0.13	0.02
Income from discontinued operations	—	0.03
Net income attributable to common stockholders per weighted average common share — basic and diluted	$0.13	0.05

Weighted average number of common shares outstanding — basic	99,411	89,476

Weighted average number of common shares outstanding — diluted	99,742	89,707

Comprehensive income:
Net income attributable to common stockholders	$13,190	4,691
Unrealized loss on investment securities	—	(37)
Unrealized gain (loss) on derivative instruments	(500)	1,028
Comprehensive income	$12,690	5,682

Note: Basic and diluted Earnings Per Share may not foot due to rounding.

6

Funds From Operations and Other Information

	Three months ended March 31,
	2014	2013
Net income attributable to common stockholders	$13,190	4,691
Gain on sale of investment properties	(13,343)	(4,178)
Impairment of depreciable operating property	—	186
Equity in depreciation and amortization of unconsolidated joint ventures	4,192	5,855
Amortization on in-place lease intangibles	6,410	1,548
Amortization on leasing commissions	454	505
Depreciation, net of noncontrolling interest	12,250	10,598
Funds From Operations attributable to common stockholders	$23,153	19,205

Lease termination income	(4)	(1)
Lease termination income included in equity in earnings of unconsolidated joint ventures	(77)	(9)
Impairment loss, net of taxes:
Impairment of investment securities	—	98
Provision for asset impairment included in equity in earnings of unconsolidated joint ventures	—	506
Recurring Funds From Operations attributable to common stockholders	$23,072	19,799

Net income attributable to common stockholders per weighted average common share — basic and diluted	$0.13	0.05

Funds From Operations attributable to common stockholders, per weighted average common share — basic and diluted	$0.23	0.21

Recurring Funds From Operations attributable to common stockholders, per weighted average common share — basic and diluted	$0.23	0.22

Weighted average number of common shares outstanding — basic	99,411	89,476
Weighted average number of common shares outstanding — diluted	99,742	89,707

Distributions declared, common	$14,214	12,791
Distributions per common share	$0.14	0.14
Distributions / Recurring Funds From Operations Payout Ratio	61.61%	64.60%

Additional Information
Straight-line rents	$735	104
Amortization of lease intangibles	(75)	(347)
Amortization of deferred financing fees	801	789
Stock based compensation expense	424	203

Capital Expenditures
Maintenance / non-revenue generating cap ex
Building / Site improvements	$517	335
Non-maintenance / revenue generating cap ex
Tenant improvements	2,741	2,864
Leasing commissions	962	618

7

Earnings Before Interest, Taxes, Depreciation and Amortization

	Three months ended March 31,
	2014	2013
Net income attributable to Inland Real Estate Corporation	$15,424	6,901
Gain on sale of investment properties	(13,343)	(4,178)
Income tax (benefit) expense of taxable REIT subsidiaries	395	228
Interest expense	8,991	7,985
Interest expense associated with discontinued operations	—	194
Interest expense associated with unconsolidated joint ventures	1,989	2,979
Depreciation and amortization	19,114	12,023
Depreciation and amortization associated with discontinued operations	—	653
Depreciation and amortization associated with unconsolidated joint ventures	4,192	5,855
EBITDA	36,762	32,640

Lease termination income	(4)	(1)
Lease termination income included in equity in earnings of unconsolidated joint ventures	(77)	(9)
Impairment loss, net of taxes:
Impairment of depreciable operating property	—	186
Impairment of investment securities	—	98
Provision for asset impairment included in equity in earnings of unconsolidated joint ventures	—	506
Recurring EBITDA	$36,681	33,420

Total Interest Expense	$10,980	11,158

EBITDA: Interest Expense Coverage Ratio	3.3 x	2.9 x

Recurring EBITDA: Interest Expense Coverage Ratio	3.3 x	3.0 x

8

Same Store Net Operating Income

	Three months ended March 31,
Consolidated	2014	2013	% Change
Rental income and tenant recoveries:
"Same store" investment properties, 84 properties
Rental income	$23,334	23,243	0.4%
Tenant recovery income	11,963	9,085	31.7%
Other property income	391	390	0.3%
"Other investment properties”
Rental income	11,304	3,477
Tenant recovery income	8,080	1,306
Other property income	111	45
Total property income	$55,183	37,546

Property operating expenses:
"Same store" investment properties, 84 properties
Property operating expenses	$8,094	5,624	43.9%
Real estate tax expense	6,049	5,903	2.5%
"Other investment properties"
Property operating expenses	4,089	815
Real estate tax expense	4,031	887
Total property operating expenses	$22,263	13,229

Property net operating income
"Same store" investment properties	21,545	21,191	1.7%
"Other investment properties"	11,375	3,126
Total property net operating income	$32,920	24,317

Other income:
Straight-line rents	$735	104
Amortization of lease intangibles	(75)	(347)
Lease termination income	4	1
Other income	102	748
Fee income from unconsolidated joint ventures	1,259	1,596
Gain on sale of investment properties	12,850	1,440
Gain on sale of joint venture interest	108	341

Equity in earnings of unconsolidated joint ventures	1,794	1,340

Other expenses:
Income tax expense of taxable REIT subsidiaries	(395)	(228)
Bad debt expense	(191)	(703)
Depreciation and amortization	(19,114)	(12,023)
General and administrative expenses	(6,092)	(4,720)
Interest expense	(8,991)	(7,985)

Income from continuing operations	14,914	3,881
Income from discontinued operations	490	3,032
Net income	15,404	6,913

Less: Net (income) loss attributable to the noncontrolling interest	20	(12)
Net income attributable to Inland Real Estate Corporation	15,424	6,901

Dividends on preferred shares	(2,234)	(2,210)

Net income attributable to common stockholders	$13,190	4,691

9

Same Store Net Operating Income

	Three months ended March 31,
Unconsolidated (at 100%)	2014	2013	% Change
Rental income and tenant recoveries:
"Same store" investment properties, 24 properties
Rental income	$12,119	11,719	3.4%
Tenant recovery income	7,713	6,338	21.7%
Other property income	94	112	-16.1%
"Other investment properties”
Rental income	2,318	8,966
Tenant recovery income	1,171	4,139
Other property income	60	63
Total property income	$23,475	31,337

Property operating expenses:
"Same store" investment properties, 24 properties
Property operating expenses	$5,069	4,221	20.1%
Real estate tax expense	3,766	3,579	5.2%
"Other investment properties"
Property operating expenses	607	2,275
Real estate tax expense	1,126	3,119
Total property operating expenses	$10,568	13,194

Property net operating income
"Same store" investment properties	$11,091	10,369	7.0%
"Other investment properties"	1,816	7,774
Total property net operating income	$12,907	18,143

Other income:
Straight-line rent	$435	592
Amortization of lease intangibles	4	69
Lease termination income	140	18
Other income	692	10

Other expenses:
Bad debt expense	(64)	(68)
Depreciation and amortization	(7,730)	(11,253)
General and administrative expenses	(695)	(578)
Interest expense	(3,703)	(5,924)
Provision for asset impairment	—	(1,730)

Net income (loss) from continuing operations	$1,986	(721)

	Three months ended March 31,
Same Store Net Operating Income ("NOI")	2014	2013	% Change

Consolidated Portfolio (84 properties)
Same Store NOI	$21,545	21,191	1.7%
Same Store NOI including lease termination income	$21,545	21,192	1.7%

Unconsolidated Portfolio (at 100%) (24 properties)
Same Store NOI	$11,091	10,369	7.0%
Same Store NOI including lease termination income	$11,231	10,387	8.1%

Total Portfolio (including our pro rata share of unconsolidated NOI) (108 properties)
Same Store NOI	$27,645	26,894	2.8%
Same Store NOI including lease termination income	$27,722	26,905	3.0%

10

Balance Sheets - Pro Rata Consolidation

	Consolidated Balance Sheets March 31, 2014	Noncontrolling Interest	INP Retail LP (PGGM)	Development Properties	Pro-rata Consolidated Balance Sheets
Assets:
Investment properties:
Land	$403,192	—	85,429	—	488,621
Construction in progress	17,836	—	1,867	2,062	21,765
Building and improvements	1,164,798	—	219,147	—	1,383,945
	1,585,826	—	306,443	2,062	1,894,331
Less accumulated depreciation	332,150	—	17,144	—	349,294
Net investment properties	1,253,676	—	289,299	2,062	1,545,037
Cash and cash equivalents	12,747	(2,262)	7,273	77	17,835
Accounts receivable, net	47,431	—	9,314	26	56,771
Investment in and advances to unconsolidated joint ventures	112,351	—	(107,133)	294	5,512
Acquired lease intangibles, net	106,804	—	44,873	—	151,677
Deferred costs, net	19,444	—	2,327	—	21,771
Other assets	31,310	(20)	2,615	4	33,909
Total assets	$1,583,763	(2,282)	248,568	2,463	1,832,512

Liabilities:
Accounts payable and accrued expenses	$57,765	(10)	8,201	1,618	67,574
Acquired below market lease intangibles, net	44,089	—	16,284	—	60,373
Distributions payable	5,112	—	—	—	5,112
Mortgages payable	488,098	—	163,348	—	651,446
Unsecured credit facilities	385,000	—	—	—	385,000
Convertible notes	28,906	—	—	—	28,906
Other liabilities	20,270	37	3,670	—	23,977
Total liabilities	1,029,240	27	191,503	1,618	1,222,388

Stockholders’ Equity:
Preferred stock	110,000	—	—	—	110,000
Common stock	998	—	—	—	998
Additional paid-in capital	877,914	—	119	—	878,033
Accumulated distributions in excess of net income	(428,977)	(2,317)	56,946	845	(373,503)
Accumulated other comprehensive loss	(5,404)	—	—	—	(5,404)
Total stockholders’ equity	554,531	(2,317)	57,065	845	610,124

Noncontrolling interest	(8)	8	—	—	—
Total equity	554,523	(2,309)	57,065	845	610,124

Total liabilities and equity	$1,583,763	(2,282)	248,568	2,463	1,832,512

11

Statements of Operations - Pro Rata Consolidation

Three months ended March 31, 2014	Consolidated Statement of Operations	Noncontrolling Interest	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Pro-rata Consolidated Statement of Operations
Revenues:
Rental income	$35,298	—	7,996	—	59	43,353
Tenant recoveries	20,043	—	4,886	—	—	24,929
Other property income	506	—	161	—	—	667
Fee income from unconsolidated joint ventures	1,259	—	—	—	—	1,259
Total revenues	57,106	—	13,043	—	59	70,208

Expenses:
Property operating expenses	12,374	—	2,672	—	8	15,054
Real estate tax expense	10,080	—	2,687	2	—	12,769
Depreciation and amortization	19,114	—	4,165	—	27	23,306
General and administrative expenses	6,092	(20)	195	—	—	6,267
Total expenses	47,660	(20)	9,719	2	35	57,396

Operating income (loss)	9,446	20	3,324	(2)	24	12,812

Other income	102	—	3	—	—	105
Gain on sale of investment properties	12,850	—	—	—	—	12,850
Gain on sale of joint venture interest	108	—	—	—	—	108
Interest expense	(8,991)	—	(1,966)	—	(23)	(10,980)
Income (loss) before income tax expense of taxable REIT subsidiaries, equity in earnings of unconsolidated joint ventures and discontinued operations	13,515	20	1,361	(2)	1	14,895

Income tax expense of taxable REIT subsidiaries	(395)	—	—	—		(395)
Equity in earnings of unconsolidated joint ventures	1,794	—	(1,361)	2	(1)	434
Income from continuing operations	14,914	20	—	—	—	14,934

Income from discontinued operations	490	—	—	—	—	490
Net income	15,404	20	—	—	—	15,424

Less: Net loss attributable to the noncontrolling interest	20	(20)	—	—	—	—
Net income attributable to Inland Real Estate Corporation	15,424	—	—	—	—	15,424

Dividends on preferred shares	(2,234)	—	—	—	—	(2,234)
Net income attributable to common stockholders	$13,190	—	—	—	—	13,190

12

Selected Financial Ratios and Guidance

Financial Ratios

	Three months ended March 31,
	2014				2013
	Consolidated		Pro-rata Consolidation (1)		Consolidated		Pro-rata Consolidation (1)
Fixed rate debt	$471,772		632,416		363,989		622,661
Total debt	899,572		1,060,216		724,989		991,009
Fixed rate debt / Total debt	52.4%		59.6%		50.2%		62.8%

Unsecured debt	$414,215		414,215		334,215		334,215
Total debt	899,572		1,060,216		724,989		991,009
Unsecured debt / Total debt	46.0%		39.1%		46.1%		33.7%

Total debt	$899,572		1,060,216		724,989		991,009
Total gross assets (2)	1,871,824		2,121,433		1,532,859		1,946,122
Debt / Total gross assets	48.1%		50.0%		47.3%		50.9%

Quarterly Recurring EBITDA	$28,783		36,681		23,255		33,420
Quarterly fixed charges (3)	11,679		13,819		10,941		14,164
Fixed charge coverage ratio	2.5	x	2.7	x	2.1	x	2.4	x

Net debt (4)	$886,825		1,040,119		716,086		972,955
Recurring EBITDA (Annualized)	115,132		146,724		93,020		133,680
Net debt / Recurring EBITDA	7.7	x	7.1	x	7.7	x	7.3	x

	Three months ended March 31,
General and Administrative Expenses	2014	2013
General and Administrative Expenses (G&A)	$6,092	4,720
Total revenues of assets under management (5)	96,388	82,922
Total assets under management (5)	2,937,136	2,628,263

G&A Expenses as a Percentage of Total Revenue, including unconsolidated joint ventures at 100%	6.3%	5.7%
Annualized G&A Expenses as a Percentage of Total Assets, including unconsolidated joint ventures at 100%	0.8%	0.7%

	As of March 31,
Capitalization	2014	2013
Total Common Shares Outstanding	$99,764	89,964
Closing Price Per Share	10.55	10.09
Equity Market Capitalization Common Shares	1,052,510	907,737
Preferred Stock (at face value)	110,000	110,000
Total Debt (6)	1,060,216	991,009
Total Market Capitalization	$2,222,726	2,008,746
Debt to Total Market Capitalization	47.7%	49.3%

Guidance

2014 Guidance
Recurring FFO per common share (basic and diluted) (7)	$0.93 to $0.97

Consolidated same-store NOI	+ 2% to + 4%

Consolidated same-store financial occupancy	91% to 92%

(1)	Pro-rata consolidation includes the Company's pro-rata share of unconsolidated joint ventures.

(2)	Total gross assets includes total assets plus accumulated depreciation and less acquired below market lease intangibles, net.

(3)	Quarterly fixed charges includes interest expense, distributions to non-controlling members, dividends on preferred shares, and principal amortization.

(4)	Reflects debt net of the current cash and cash equivalents balance at the end of the period.

(5)	Assets under management include consolidated assets, unconsolidated assets at 100% and assets that we do not have an ownership interest in, but that we manage on behalf of a third party.

(6)	Includes pro-rata share of unconsolidated joint venture debt and full face value of convertible notes. Excludes unamortized mortgage premiums/discounts.

(7)	This guidance does not include any assumptions for impairments, other non-cash adjustments or the benefits of lease termination fees.

13

Summary of Outstanding Debt at March 31, 2014

Total Outstanding Debt

	Outstanding Amount	Ratio	Weighted Average Interest Rate (1)	Weighted Average Maturity (in years)
Fixed Rate Debt:
Consolidated	$442,557	41.7%	5.26%	4.7
Unconsolidated (pro rata)	160,644	15.2%	5.09%	6.4
Unsecured convertible notes	29,215	2.8%	5.00%	0.6
Total Fixed Rate Debt	632,416	59.7%	5.21%	4.9
Variable Rate Debt:
Consolidated	42,800	4.0%	2.28%	2.1
Unsecured line of credit facility	155,000	14.6%	1.89%	3.4
Unsecured term loan	180,000	17.0%	1.84%	4.4
Unsecured term loan	50,000	4.7%	3.50%	4.7
Total Variable Rate Debt	427,800	40.3%	2.09%	3.8
Total	$1,060,216	100.0%	3.95%	4.5
Remaining unamortized convertible notes discount	(309)
Remaining unamortized mortgages premium/discount, net	5,445
Total Outstanding Debt	$1,065,352

Schedule of Maturities by Year

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (2)		Total Consolidated Outstanding Debt	IRC Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt
2014	$1,279	112,837	29,215	(3)	143,331	—	143,331
2015	1,481	34,523	—		36,004	13,179	49,183
2016	1,379	42,641	—		44,020	—	44,020
2017	1,273	46,371	155,000		202,644	14,499	217,143
2018	368	—	230,000		230,368	5,821	236,189
2019	384	40,350	—		40,734	24,098	64,832
2020	400	70,300	—		70,700	—	70,700
2021	420	42,068	—		42,488	25,130	67,618
2022	110	61,373	—		61,483	77,917	139,400
2023	—	11,900	—		11,900	—	11,900
2024	—	15,900	—		15,900	—	15,900
Total	$7,094	478,263	414,215		899,572	160,644	1,060,216
Remaining unamortized convertible notes discount					(309)	—	(309)
Remaining unamortized mortgages premium/discount, net					2,741	2,704	5,445
Total Outstanding Debt					902,004	163,348	1,065,352

(1)	Interest rates are as of March 31, 2014 and exclude the impact of deferred loan fee amortization.

(2)	Includes unsecured convertible notes, line of credit facility and term loans.

(3)
The convertible notes, which mature in 2029, are included in the 2014 maturities because that is the earliest date these notes can be redeemed or the note holder can require us to repurchase their note.

14

Summary of Outstanding Debt at March 31, 2014

Consolidated Debt

Servicer	Property Name	Interest Rate at March 31, 2014	Maturity Date	Balance at March 31, 2014
Fixed rate debt
TCF Bank (1)	Marketplace At Six Corners	6.50%	09/2014	$11,329
Wachovia (1)	The Exchange at Algonquin	5.24%	11/2014	18,645
Wachovia (1)	Algonquin Commons	5.45%	11/2014	71,602
Prudential Asset Resource (1)	Orland Park Place Outlots	5.83%	12/2014	5,152
John Hancock Life Ins.	Thatcher Woods	5.83%	02/2015	13,500
Cohen Financial	Forest Lake Marketplace	5.86%	03/2015	8,500
TCF Bank (1)	Grand/Hunt Center Outlot	6.50%	04/2015	1,296
TCF Bank (1)	Dominick’s	6.50%	04/2015	5,916
TCF Bank (1)	PetSmart	6.50%	04/2015	1,874
TCF Bank (1)	Roundy’s	6.50%	04/2015	3,683
Principal Capital (1)	Shoppes at Mill Creek	5.00%	05/2016	7,902
Metlife Insurance Company (1)	Shakopee Valley Marketplace	5.05%	12/2017	7,597
Metlife Insurance Company (1)	Crystal Point	5.05%	12/2017	16,999
Metlife Insurance Company (1)	Shops at Orchard Place	5.05%	12/2017	23,742
Prudential Insurance	Randall Square	4.00%	01/2019	16,500
Berkadia Commercial Mortgage	Woodfield Commons	4.75%	06/2019	17,500
Berkadia Commercial Mortgage	Cobbler Crossing	4.60%	07/2019	6,350
John Hancock Life Insurance	Roundy’s	4.85%	12/2020	10,300
Wells Fargo	Woodland Heights	6.03%	12/2020	4,175
Wells Fargo	Salem Square	6.03%	12/2020	4,897
Wells Fargo	Townes Crossing	6.03%	12/2020	6,289
Wells Fargo	Hawthorne Village Commons	6.03%	12/2020	6,443
Wells Fargo	Aurora Commons	6.03%	12/2020	6,443
Wells Fargo	Deertrace Kohler	6.03%	12/2020	9,691
Wells Fargo	Pine Tree Plaza	6.03%	12/2020	10,825
Wells Fargo	Joliet Commons	6.03%	12/2020	11,237
Midland Loan Services	Orland Park Place	5.55%	09/2021	42,068
Wachovia	Bradley Commons	5.40%	01/2022	14,330
GEMSA (1)	Chatham Ridge	4.40%	04/2022	17,422
Midland Loan Services	Dunkirk Square	4.35%	09/2022	4,050
Midland Loan Services	Park Place Plaza	4.35%	09/2022	6,500
Midland Loan Services	Rivertree Court	4.35%	09/2022	22,000
Midland Loan Services	Valparaiso Walk	4.11%	02/2023	11,900
Wells Fargo	BJ's Wholesale Club	4.65%	03/2024	15,900
Total/Weighted Average Fixed Rate Secured		5.26%		442,557
Unsecured Convertible Notes (3)		5.00%	11/2014	29,215
Total/Weighted Average Fixed Rate		5.25%		471,772

Variable rate debt
Bank of America	Skokie Fashion Square	0.29%	12/2014	6,200
Bank of America	North Aurora Towne Center	2.60%	06/2016	2,163
Bank of America	Edinburgh Festival	2.60%	06/2016	4,063
Bank of America	CarMax	2.60%	06/2016	9,830
Bank of America	Cliff Lake	2.60%	06/2016	4,439
Bank of America	Burnsville Crossing	2.60%	06/2016	4,675
Bank of America	Food 4 Less	2.60%	06/2016	2,665
Bank of America	Shingle Creek Center	2.60%	06/2016	1,485
Bank of America	Bohl Farm Marketplace	2.60%	06/2016	5,680
Schaumburg Bank & Trust Company (1)	Winfield Pointe Center	2.91%	01/2017	1,600
Total/Weighted Average Variable Rate Secured		2.28%		42,800

Unsecured
Line of Credit Facility		1.89%	08/2017	155,000
Term Loan		1.84%	08/2018	180,000
Term Loan		3.50%	11/2018	50,000
Total/Weighted Average Variable Rate		2.09%		427,800
Total/Weighted Average Consolidated Debt		3.75%		899,572
Remaining unamortized convertible notes discount				(309)
Remaining unamortized mortgages premium/discount, net				2,741
Total Consolidated Debt				$902,004

15

Summary of Outstanding Debt at March 31, 2014

Unconsolidated Debt

Servicer	Property Name	Interest Rate at March 31, 2014	Maturity Date	Balance at March 31, 2014	IRC Share of Debt (2)
Fixed rate debt
Venture with PGGM
Principal Capital	Diffley Marketplace	3.94%	11/2015	$5,800	3,190
Wells Fargo Bank (1)	Cedar Center South	5.48%	12/2015	18,161	9,989
John Hancock Life Ins.	Point at Clark	5.05%	09/2017	14,300	7,865
Metlife Insurance Company (1)	Woodfield Plaza	5.05%	12/2017	12,061	6,634
John Hancock Life Ins. (1)	Four Flaggs	7.65%	01/2018	10,584	5,821
Prudential Insurance	Brownstones Shopping Center	3.85%	01/2019	13,255	7,290
Prudential Insurance	Elston Plaza	3.85%	01/2019	10,560	5,808
Prudential Insurance	Silver Lake Village	5.85%	02/2019	20,000	11,000
Midland Loan Services	Shops of Plymouth Town Center	5.83%	03/2021	5,200	2,860
Wachovia Securities	Joffco Square	5.84%	03/2021	13,090	7,200
Midland Loan Services	Village Ten Shopping Center	5.17%	06/2021	8,300	4,565
Midland Loan Services	Caton Crossings	5.19%	06/2021	7,700	4,235
Midland Loan Services	Red Top Plaza	5.55%	09/2021	11,400	6,270
Midland Loan Services	Champlin Marketplace	4.70%	02/2022	7,123	3,918
Wachovia Securities	Turfway Commons	5.05%	02/2022	7,150	3,932
Wells Fargo Bank (1)	Fort Smith Pavilion	5.81%	02/2022	33,122	18,217
Wachovia Securities	Stone Creek Towne Center	5.04%	03/2022	19,800	10,890
Wachovia	Westgate	4.94%	03/2022	40,373	22,205
Principal Life Insurance Co.	Quarry Retail	3.75%	08/2022	18,100	9,955
Principal Life Insurance Co.	Riverdale Commons	3.75%	08/2022	16,000	8,800
Total/Weighted Average Unconsolidated Debt		5.09%		$292,079	160,644

Remaining unamortized mortgages premium/discount, net				4,918	2,704
Total Unconsolidated Debt				$296,997	163,348

(1)	These loans require payments of principal and interest monthly, all other loans listed are interest only.

(2)
IRC's pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner. This allocation is for presentation purposes and the Company is only financially obligated for any amounts guaranteed under the loan documents as all other amounts are non-recourse and secured by the underlying property

16

Significant Retail Tenants

Consolidated (1) (2)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Roundy's (Rainbow-2, Pick 'N Save-2, Super Pick 'N Save 1)	5	$4,392	3.2%	351,700	3.2%
TJX Companies, Inc. (TJ Maxx-6, Marshall's-9)	15	4,351	3.1%	472,814	4.3%
Carmax	2	4,021	2.9%	187,851	1.7%
AB Acquisitions LLC (Jewel-6)	6	3,985	2.9%	393,357	3.6%
Safeway (Dominick's Finer Foods-4) (3)	4	3,827	2.8%	275,775	2.5%
PetSmart	10	2,950	2.1%	220,604	2.0%
Ross Dress For Less	9	2,433	1.8%	252,800	2.3%
Kroger (Food 4 Less-3)	3	2,407	1.7%	207,441	1.9%
Bed Bath and Beyond (Bed, Bath & Beyond-5, Buy Buy Baby-2, World Market-1)	8	2,283	1.6%	259,262	2.3%
Ascena Retail Group (Justice-3, Dress Barn-7, Maurice's-7, Lane Bryant-5, Catherine's-2)	24	2,210	1.6%	142,350	1.3%
Dick's Sporting Goods (Dick's Sporting Goods-3, Golf Galaxy-1)	4	2,168	1.6%	232,748	2.1%
Best Buy	4	2,066	1.5%	177,679	1.6%
Office Depot (Office Depot-4, OfficeMax-4)	8	1,888	1.4%	140,115	1.3%
Hobby Lobby	3	1,887	1.4%	156,256	1.4%
Retail Ventures, Inc. (DSW Warehouse-4)	4	1,810	1.3%	95,915	0.9%
The Gap (Old Navy-7, The Gap-1, The Gap Factory-1)	9	1,769	1.3%	130,290	1.2%
BJ's Wholesale Club	1	1,737	1.3%	114,481	1.0%
Gordmans	3	1,547	1.1%	148,642	1.3%
Michaels	6	1,530	1.1%	131,701	1.2%
Pier 1 Imports	8	1,508	1.1%	82,851	0.7%
Ulta	7	1,456	1.0%	76,013	0.7%
Dollar Tree (Dollar Tree-14)	14	1,379	1.0%	136,839	1.2%
Supervalu, Inc. (Cub Foods-2)	2	1,358	1.0%	128,298	1.2%

Total		$54,962	39.8%	4,515,782	40.9%

Unconsolidated (1) (2) (4)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Supervalu, Inc. (Cub Foods-6)	6	$4,578	8.1%	383,656	9.7%
Roundy's (Mariano's-1, Metro Market-1, Rainbow-2)	4	3,128	5.5%	263,245	6.7%
Best Buy	3	2,786	4.9%	111,001	2.8%
AB Acquisitions LLC (Jewel-3)	3	2,101	3.7%	192,397	4.9%
TJX Companies, Inc. (TJ Maxx-1, Marshall's-3, Home Goods-1)	5	2,061	3.6%	148,483	3.8%
Michaels	5	1,693	3.0%	114,262	2.9%
Home Depot	1	1,243	2.2%	113,000	2.9%
Bed Bath and Beyond (Bed, Bath & Beyond-3, Buy Buy Baby-1)	4	1,230	2.2%	108,789	2.8%
Kohl's	2	1,191	2.1%	83,000	2.1%
Wal-Mart	3	1,164	2.1%	78,689	2.0%
Whole Foods Market	1	1,068	1.9%	45,282	1.2%
Lowe's	1	1,040	1.8%	—	—%
Petco	4	956	1.7%	61,784	1.6%
Office Depot (Office Depot-1, OfficeMax-2)	3	818	1.4%	65,533	1.7%
Ascena Retail Group (Justice-2, Dress Barn-2, Lane Bryant-2)	6	701	1.2%	36,021	0.9%
The Gap (Old Navy-3)	3	684	1.2%	51,780	1.3%
The Sports Authority	1	672	1.2%	42,563	1.1%
PetSmart	2	592	1.0%	45,289	1.2%
Retail Ventures, Inc. (DSW Warehouse-1)	1	584	1.0%	23,600	0.6%
Party City	3	580	1.0%	35,515	0.9%

Total		$28,870	50.8%	2,003,889	51.1%

(1)	Significant tenants are tenants that represent 1% or more of our annual base rent

(2)	Includes ground leases in number of stores and annual base rent, ground lease square footage is excluded from GLA as we do not own that square footage

(3)	As previously announced, Safeway has exited the Chicago market. Although the stores have closed, the tenant is still financially obligated under their leases.

(4)	Annualized rent shown includes joint venture partner's pro rata share

17

Significant Retail Tenants

Total (1) (2) (3)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Roundy's (Mariano's-1, Metro Market-1, Pick 'N Save-2, Rainbow-4, Super Pick 'N Save-1)	9	$7,520	3.8%	614,945	4.1%
TJX Companies, Inc. (TJ Maxx-7, Marshall's-12, Home Goods-1)	20	6,413	3.3%	621,297	4.1%
AB Acquisitions LLC (Jewel-9)	9	6,086	3.1%	585,754	3.9%
Supervalu, Inc. (Cub Foods-8)	8	5,936	3.0%	511,954	3.4%
Best Buy	7	4,851	2.5%	288,680	1.9%
Carmax	2	4,021	2.1%	187,851	1.3%
Safeway (Dominick's Finer Foods-4) (4)	4	3,827	2.0%	275,775	1.8%
PetSmart	12	3,543	1.8%	265,893	1.8%
Bed Bath & Beyond (Bed, Bath & Beyond-8, Buy Buy Baby-3, World Market-1)	12	3,513	1.8%	368,051	2.5%
Michaels	11	3,222	1.6%	245,963	1.6%
Ascena Retail Group (Justice-5, Dress Barn-9, Maurice's-7, Lane Bryant-7, Catherine's-2)	30	2,911	1.5%	178,371	1.2%
Office Depot (Office Depot-5, OfficeMax-6)	11	2,705	1.4%	205,648	1.4%
Dick's Sporting Goods (Dick's Sporting Goods-4, Golf Galaxy-1)	5	2,693	1.4%	282,748	1.9%
Kroger (Food 4 Less-4)	4	2,628	1.3%	264,109	1.8%
Kohl's	4	2,470	1.3%	169,584	1.1%
The Gap (Old Navy-10, The Gap-1, The Gap Factory-1)	12	2,453	1.3%	182,070	1.2%
Ross Dress For Less	9	2,433	1.2%	252,800	1.7%
Retail Ventures, Inc. (DSW Warehouse-5)	5	2,394	1.2%	119,515	0.8%
Petco	9	2,009	1.0%	132,316	0.9%

Total		$71,628	36.6%	5,753,324	38.4%

Total excluding properties held through the joint venture with IPCC (1) (2) (3) (5)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Roundy's (Mariano's-1, Metro Market-1, Pick 'N Save-2, Rainbow-4, Super Pick 'N Save-1)	9	$7,520	3.9%	614,945	4.2%
TJX Companies, Inc. (TJ Maxx-7, Marshall's-12, Home Goods-1)	20	6,413	3.3%	621,297	4.2%
AB Acquisitions LLC (Jewel-9)	9	6,086	3.2%	585,754	4.0%
Supervalu, Inc. (Cub Foods-8)	8	5,936	3.1%	511,954	3.5%
Best Buy	7	4,851	2.5%	288,680	2.0%
Carmax	2	4,021	2.1%	187,851	1.3%
Safeway (Dominick's Finer Foods-4) (4)	4	3,827	2.0%	275,775	1.9%
PetSmart	12	3,543	1.8%	265,893	1.8%
Bed Bath & Beyond (Bed, Bath & Beyond-8, Buy Buy Baby-3, World Market-1)	12	3,513	1.8%	368,051	2.5%
Michaels	11	3,222	1.7%	245,963	1.7%
Ascena Retail Group (Justice-5, Dress Barn-9, Maurice's-7, Lane Bryant-7, Catherine's-2)	30	2,911	1.5%	178,371	1.2%
Office Depot (Office Depot-5, OfficeMax-6)	11	2,705	1.4%	205,648	1.4%
Dick's Sporting Goods (Dick's Sporting Goods-4, Golf Galaxy-1)	5	2,693	1.4%	282,748	1.9%
Kroger (Food 4 Less-4)	4	2,628	1.4%	264,109	1.8%
The Gap (Old Navy-10, The Gap-1, The Gap Factory-1)	12	2,453	1.3%	182,070	1.2%
Ross Dress For Less	9	2,433	1.3%	252,800	1.7%
Retail Ventures, Inc. (DSW Warehouse-5)	5	2,394	1.3%	119,515	0.8%
Petco	9	2,009	1.0%	132,316	0.9%

Total		$69,158	36.0%	5,583,740	38.0%

(1)	Significant tenants are tenants that represent 1% or more of our annual base rent

(2)	Annualized rent shown includes joint venture partner's pro rata share

(3)	Includes ground leases in number of stores and annual base rent, ground lease square footage is excluded from GLA as we do not own that square footage.

(4)	As previously announced, Safeway has exited the Chicago market. Although the stores have closed, the tenant is still financially obligated under their leases.

(5)
Due to the tenant fluctuations produced by the temporary ownership of the properties within the IPCC joint venture, the Company has disclosed significant tenants excluding these properties. The Company believes the additional disclosure allows investors to evaluate the tenant mix of the portfolio of properties it expects to own longer term.

18

Portfolio Metrics

Portfolio Occupancy

Consolidated Occupancy (1)	As of March 31, 2014	As of December 31, 2013	As of March 31, 2013
Leased Occupancy (2)	94.8%	94.6%	92.0%
Financial Occupancy (3)	92.6%	92.0%	89.1%
Same Store Leased Occupancy (2)	94.3%	93.9%	91.3%
Same Store Financial Occupancy (3)	91.8%	91.2%	88.4%

Unconsolidated Occupancy (1) (4)
Leased Occupancy (2)	96.4%	96.7%	97.4%
Financial Occupancy (3)	95.9%	95.9%	95.2%
Same Store Leased Occupancy (2)	97.1%	97.4%	96.9%
Same Store Financial Occupancy (3)	96.6%	96.5%	95.4%

Total Occupancy (1)
Leased Occupancy (2)	95.2%	95.2%	94.1%
Financial Occupancy (3)	93.5%	93.1%	91.6%
Same Store Leased Occupancy (2)	95.1%	95.0%	93.0%
Same Store Financial Occupancy (3)	93.3%	92.8%	90.5%
Leased Occupancy excluding properties held through the joint venture with IPCC (2) (5)	95.1%	95.1%	93.9%
Financial Occupancy excluding properties held through the joint venture with IPCC (3) (5)	93.3%	93.0%	91.2%
Anchor Leased Occupancy excluding properties held through the joint venture with IPCC (2) (5)	98.1%	98.0%	96.3%
Non-Anchor Leased Occupancy excluding properties held through the joint venture with IPCC (2) (5)	88.2%	88.6%	88.5%

Geographic Information

	Number of investment properties (6)	Gross leasable area (7)	Percent of gross leasable area	Total Portfolio NOI PRS for the three months ended March 31, 2014 (8)	Percent of NOI
Arkansas	1	275,414	1.9%	$494	1.3%
Florida	2	257,628	1.8%	997	2.6%
Illinois	77	8,592,143	58.5%	23,344	61.8%
Indiana	6	660,776	4.5%	1,744	4.6%
Kentucky	1	105,471	0.7%	145	0.4%
Minnesota	28	2,911,463	19.8%	5,811	15.4%
Nebraska	1	81,000	0.5%	390	1.0%
Ohio	5	732,728	5.0%	2,222	5.9%
Wisconsin	11	1,069,044	7.3%	2,621	7.0%

Total	132	14,685,667	100.0%	$37,768	100.0%

(1)	All occupancy calculations exclude seasonal tenants.

(2)
Leased occupancy is defined as the percentage of total gross leasable area for which there is a signed lease regardless of whether the tenant is currently obligated to pay rent under their lease agreement.

(3)
Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased, excluding tenants in their abatement period.

(4)	Unconsolidated occupancy is calculated using 100% of the square footage of the respective properties.

(5)
Due to the occupancy fluctuations produced by the temporary ownership of the properties within this venture, the Company discloses occupancy rates excluding these properties. The Company believes the additional disclosure allows investors to evaluate the occupancy of the portfolio of properties it expects to own longer term.

(6)	Includes properties held through our unconsolidated joint ventures and excludes properties held through the Company's development joint ventures and its joint venture with IPCC.

(7)	Gross leasable area shown includes joint venture partner's pro rata share.

(8)	Total portfolio NOI includes our pro rata share of unconsolidated NOI and excludes properties held through the Company's development joint ventures and its joint venture with IPCC.

19

Lease Expiration Analysis

Consolidated

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (2)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (3)

All Anchor Leases (1)
2014	5	175,960	1.6%	$1,308	0.9%	7.43
2015	26	594,666	5.4%	6,906	4.8%	11.61
2016	27	645,491	5.8%	7,417	5.2%	11.49
2017	24	942,554	8.5%	11,848	8.3%	12.57
2018	20	622,649	5.6%	7,031	4.9%	11.29
2019	29	1,219,974	11.0%	13,679	9.5%	11.21
2020	13	436,549	4.0%	4,559	3.2%	10.44
2021	20	697,940	6.3%	10,612	7.4%	15.20
2022	24	558,817	5.1%	6,105	4.3%	10.92
2023+	50	1,592,991	14.4%	18,985	13.3%	11.92
Vacant (4)	—	210,460	1.9%	—	—	—
Total/Weighted Average	238	7,698,051	69.6%	$88,450	61.8%	$11.81

All Non-Anchor Leases (1)
MTM	19	38,353	0.3%	$523	0.4%	$13.64
2014	93	218,705	2.0%	3,798	2.7%	17.37
2015	159	404,826	3.7%	8,084	5.6%	19.97
2016	156	436,868	4.0%	8,133	5.7%	18.62
2017	135	391,280	3.5%	6,801	4.7%	17.38
2018	166	431,235	3.9%	8,389	5.9%	19.45
2019	105	336,922	3.1%	6,485	4.5%	19.25
2020	38	142,756	1.3%	2,798	1.9%	19.60
2021	31	114,166	1.0%	2,172	1.5%	19.02
2022	39	177,289	1.6%	3,072	2.1%	17.33
2023+	75	255,407	2.3%	4,526	3.2%	17.72
Vacant (4)	—	412,117	3.7%	—	—	—
Total/Weighted Average	1,016	3,359,924	30.4%	$54,781	38.2%	$18.58

All Leases
MTM	19	38,353	0.3%	$523	0.4%	$13.64
2014	98	394,665	3.6%	5,106	3.6%	12.94
2015	185	999,492	9.1%	14,990	10.4%	15.00
2016	183	1,082,359	9.8%	15,550	10.9%	14.37
2017	159	1,333,834	12.0%	18,649	13.0%	13.98
2018	186	1,053,884	9.5%	15,420	10.8%	14.63
2019	134	1,556,896	14.1%	20,164	14.0%	12.95
2020	51	579,305	5.3%	7,357	5.1%	12.70
2021	51	812,106	7.3%	12,784	8.9%	15.74
2022	63	736,106	6.7%	9,177	6.4%	12.47
2023+	125	1,848,398	16.7%	23,511	16.5%	12.72
Vacant (4)	—	622,577	5.6%	—	—	—
Total/Weighted Average	1,254	11,057,975	100.0%	$143,231	100.0%	$13.73

(1)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(3)	Annualized base rent divided by gross leasable area.

(4)	Leases executed but not commenced are included in the vacant totals.

20

Lease Expiration Analysis

Unconsolidated (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

All Anchor Leases (2)
M-T-M	1	11,092	0.3%	$13	—%	$1.17
2014	2	33,217	0.8%	478	0.9%	14.39
2015	3	48,656	1.2%	671	1.2%	13.79
2016	5	194,291	4.9%	2,605	4.8%	13.41
2017	13	380,401	9.7%	5,047	9.2%	13.27
2018	13	428,680	10.9%	4,847	8.9%	11.31
2019	15	414,403	10.5%	5,105	9.4%	12.32
2020	9	268,187	6.8%	2,732	5.0%	10.19
2021	5	73,172	1.9%	860	1.6%	11.75
2022	6	289,622	7.4%	3,202	5.9%	11.06
2023+	17	671,065	17.1%	8,800	16.1%	13.11
Vacant (5)	—	—	—%	—	—	—
Total/Weighted Average	89	2,812,786	71.5%	$34,360	63.0%	$12.22

All Non-Anchor Leases (2)
MTM	3	4,843	0.1%	$117	0.2%	$24.16
2014	25	53,478	1.4%	850	1.6%	15.89
2015	58	142,241	3.6%	2,730	5.0%	19.19
2016	63	151,475	3.8%	3,117	5.7%	20.58
2017	45	109,337	2.8%	2,488	4.6%	22.76
2018	76	195,483	5.0%	4,316	7.9%	22.08
2019	41	93,957	2.4%	1,860	3.4%	19.80
2020	17	55,978	1.4%	1,175	2.1%	20.99
2021	15	46,910	1.2%	1,084	2.0%	23.11
2022	7	25,691	0.7%	492	0.9%	19.15
2023+	23	96,249	2.4%	1,958	3.6%	20.34
Vacant (5)	—	147,511	3.7%	—	—	—
Total/Weighted Average	373	1,123,153	28.5%	$20,187	37.0%	$20.69

All Leases
MTM	4	15,935	0.4%	$130	0.2%	$8.16
2014	27	86,695	2.2%	1,328	2.5%	15.32
2015	61	190,897	4.8%	3,401	6.2%	17.82
2016	68	345,766	8.7%	5,722	10.5%	16.55
2017	58	489,738	12.5%	7,535	13.8%	15.39
2018	89	624,163	15.9%	9,163	16.8%	14.68
2019	56	508,360	12.9%	6,965	12.8%	13.70
2020	26	324,165	8.2%	3,907	7.1%	12.05
2021	20	120,082	3.1%	1,944	3.6%	16.19
2022	13	315,313	8.1%	3,694	6.8%	11.72
2023+	40	767,314	19.5%	10,758	19.7%	14.02
Vacant (5)	—	147,511	3.7%	—	—	—
Total/Weighted Average	462	3,935,939	100.0%	$54,547	100.0%	$14.40

(1)	Amounts in table include our joint venture partner's pro-rata share.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)	Annualized base rent divided by gross leasable area.

(5)	Leases executed but not commenced are included in the vacant totals.

21

Lease Expiration Analysis

Total (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

All Anchor Leases (2)
M-T-M	1	11,092	0.1%	$13	—%	$1.17
2014	7	209,177	1.4%	1,786	0.9%	8.54
2015	29	643,322	4.3%	7,577	3.8%	11.78
2016	32	839,782	5.6%	10,022	5.1%	11.93
2017	37	1,322,955	8.8%	16,895	8.6%	12.77
2018	33	1,051,329	7.0%	11,878	6.0%	11.30
2019	44	1,634,377	10.9%	18,784	9.5%	11.49
2020	22	704,736	4.7%	7,291	3.7%	10.35
2021	25	771,112	5.1%	11,472	5.8%	14.88
2022	30	848,439	5.7%	9,307	4.7%	10.97
2023+	67	2,264,056	15.1%	27,785	14.0%	12.27
Vacant (5)	—	210,460	1.4%	—	—	—
Total/Weighted Average	327	10,510,837	70.1%	$122,810	62.1%	$11.92

All Non-Anchor Leases (2)
MTM	22	43,196	0.3%	$640	0.3%	$14.82
2014	118	272,183	1.8%	4,648	2.4%	17.08
2015	217	547,067	3.6%	10,814	5.5%	19.77
2016	219	588,343	3.9%	11,250	5.7%	19.12
2017	180	500,617	3.3%	9,289	4.7%	18.56
2018	242	626,718	4.2%	12,705	6.4%	20.27
2019	146	430,879	2.9%	8,345	4.2%	19.37
2020	55	198,734	1.3%	3,973	2.0%	19.99
2021	46	161,076	1.1%	3,256	1.6%	20.21
2022	46	202,980	1.4%	3,564	1.8%	17.56
2023+	98	351,656	2.4%	6,484	3.3%	18.44
Vacant (5)	—	559,628	3.7%	—	—	—
Total/Weighted Average	1,389	4,483,077	29.9%	$74,968	37.9%	$19.11

All Leases
MTM	23	54,288	0.4%	$653	0.3%	$12.03
2014	125	481,360	3.2%	6,434	3.3%	13.37
2015	246	1,190,389	7.9%	18,391	9.3%	15.45
2016	251	1,428,125	9.5%	21,272	10.8%	14.90
2017	217	1,823,572	12.1%	26,184	13.3%	14.36
2018	275	1,678,047	11.2%	24,583	12.4%	14.65
2019	190	2,065,256	13.8%	27,129	13.7%	13.14
2020	77	903,470	6.0%	11,264	5.7%	12.47
2021	71	932,188	6.2%	14,728	7.4%	15.80
2022	76	1,051,419	7.1%	12,871	6.5%	12.24
2023+	165	2,615,712	17.5%	34,269	17.3%	13.10
Vacant (5)	—	770,088	5.1%	—	—	—
Total/Weighted Average	1,716	14,993,914	100.0%	$197,778	100.0%	$13.90

(1)	Amounts in table include our joint venture partner's pro-rata share.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)	Annualized base rent divided by gross leasable area.

(5)	Leases executed but not commenced are included in the vacant totals.

22

Leasing Activity

Consolidated

	Number	GLA	Total Former Average Base Rent ($) (1)	Total Former Average Base Rent (psf) (1)	Total New Average Base Rent ($) (1)	Total New Average Base Rent (psf) (1)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2014	8	17,704	$293	$16.55	$352	$19.88	$59	3.33	20.1%

2014 Total	8	17,704	$293	$16.55	$352	$19.88	$59	3.33	20.1%

Renewal Lease Summary (2)
1Q 2014	41	258,456	$3,351	$12.97	$3,609	$13.96	$258	0.99	7.7%

2014 Total	41	258,456	$3,351	$12.97	$3,609	$13.96	$258	0.99	7.7%

Non-Comparable Lease Summary (3)
1Q 2014	12	34,122	$—	$—	$561	$16.44

2014 Total	12	34,122	$—	$—	$561	$16.44

Unconsolidated (4)

	Number	GLA	Total Former Average Base Rent ($) (1)	Total Former Average Base Rent (psf) (1)	Total New Average Base Rent ($) (1)	Total New Average Base Rent (psf) (1)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2014	2	2,680	$46	$17.16	$54	$20.15	$8	2.99	17.4%

2014 Total	2	2,680	$46	$17.16	$54	$20.15	$8	2.99	17.4%

Renewal Lease Summary (2)
1Q 2014	14	49,487	$913	$18.45	$857	$17.32	$(56)	(1.13)	-6.1%

2014 Total	14	49,487	$913	$18.45	$857	$17.32	$(56)	(1.13)	-6.1%

Non-Comparable Lease Summary (3)
1Q 2014	2	3,379	$—	$—	$83	$24.56

2014 Total	2	3,379	$—	$—	$83	$24.56

Total (4)

	Number	GLA	Total Former Average Base Rent ($) (2)	Total Former Average Base Rent (psf) (2)	Total New Average Base Rent ($) (2)	Total New Average Base Rent (psf) (2)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2014	10	20,384	$339	$16.63	$406	$19.92	$67	3.29	19.8%

2014 Total	10	20,384	$339	$16.63	$406	$19.92	$67	3.29	19.8%

Renewal Lease Summary (3)
1Q 2014	55	307,943	$4,263	$13.84	$4,466	$14.50	$203	0.66	4.8%

2014 Total	55	307,943	$4,263	$13.84	$4,466	$14.50	$203	0.66	4.8%

Non-Comparable Lease Summary (4)
1Q 2014	14	37,501	$—	$—	$644	$17.17

2014 Total	14	37,501	$—	$—	$644	$17.17

(1)	The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

(2)	Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

(3)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(4)	Includes leasing activity on unconsolidated properties owned by joint ventures.

23

Leasing Activity - Anchors and Non-Anchors

Consolidated (1)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	8	—	8
Gross Leasable Area (Sq.Ft.)	17,704	—	17,704
Base Rent/Sq.Ft. ($/Sq.Ft.)	$19.88	—	19.88

Renewals
Number of Leases	36	5	41
Gross Leasable Area (Sq.Ft.)	101,482	156,974	258,456
Base Rent/Sq.Ft. ($/Sq.Ft.)	$19.11	10.64	13.96

Non-Comparable Leases (3)
Number of Leases	12	—	12
Gross Leasable Area (Sq.Ft.)	34,122	—	34,122
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.44	—	16.44

Total New, Renewal and Non-Comparable Leases
Number of Leases	56	5	61
Gross Leasable Area (Sq.Ft.)	153,308	156,974	310,282
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.60	10.64	14.57

Unconsolidated (1) (4)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	2	—	2
Gross Leasable Area (Sq.Ft.)	2,680	—	2,680
Base Rent/Sq.Ft. ($/Sq.Ft.)	$20.15	—	20.15

Renewals
Number of Leases	13	1	14
Gross Leasable Area (Sq.Ft.)	29,239	20,248	49,487
Base Rent/Sq.Ft. ($/Sq.Ft.)	$15.80	19.50	17.32

Non-Comparable Leases (3)
Number of Leases	2	—	2
Gross Leasable Area (Sq.Ft.)	3,379	—	3,379
Base Rent/Sq.Ft. ($/Sq.Ft.)	$24.56	—	24.56

Total New, Renewal and Non-Comparable Leases
Number of Leases	17	1	18
Gross Leasable Area (Sq.Ft.)	35,298	20,248	55,546
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.97	19.50	17.89

Total (1) (4)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	10	—	10
Gross Leasable Area (Sq.Ft.)	20,384	—	20,384
Base Rent/Sq.Ft. ($/Sq.Ft.)	$19.92	—	19.92

Renewals
Number of Leases	49	6	55
Gross Leasable Area (Sq.Ft.)	130,721	177,222	307,943
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.37	11.65	14.50

Non-Comparable Leases (3)
Number of Leases	14	—	14
Gross Leasable Area (Sq.Ft.)	37,501	—	37,501
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.17	—	17.17

Total New, Renewal and Non-Comparable Leases
Number of Leases	73	6	79
Gross Leasable Area (Sq.Ft.)	188,606	177,222	365,828
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.30	11.65	15.08

(1)	The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(4)	Includes leasing activity on unconsolidated properties owned by joint ventures.

24

Property Transactions

Property Acquisitions

Date	Property	City	State	GLA Sq.Ft.	Purchase Price	Cap Rate (1)	Financial Occupancy	Anchors	Year Built / Renovated

01/01/14	CVS (2)	Port St. Joe	FL	13,225	$4,303	6.28%	100%	CVS	2010
01/01/14	O'Reilly (2)	Kokomo	IN	7,210	1,475	6.39%	100%	None	2013
01/02/14	Walgreens (2)	Trenton	OH	14,820	4,462	6.50%	100%	Walgreens	2007
02/12/14	BJ's Wholesale Club (2)	Framingham	MA	114,481	26,500	6.43%	100%	BJ's Wholesale Club	1993
02/26/14	Academy Sports (2)	Olathe	KS	71,927	11,024	6.62%	100%	Academy Sports + Outdoors	2013
03/19/14	Mountain View Square (2)	Wausau	WI	86,584	11,425	6.64%	100%	Kohl's	2000
03/27/14	Mokena Marketplace	Mokena	IL	49,058	13,737	7.25%	76%	Party City, PetSmart	2008

				357,305	$72,926

Property Dispositions

Date	Property	City	State	GLA Sq. Ft.	Sale Price	Gain on Sale

01/24/14	Dominick's	Countryside	IL	62,344	$3,000	$1,167
02/04/14	Golf Road Plaza	Niles	IL	25,992	3,300	742
03/11/14	River Square	Naperville	IL	58,260	16,750	10,941

				146,596	$23,050	$12,850

(1)
The cap rate disclosed is as of the time of acquisition and is calculated by dividing the forecasted net operating income ("NOI") by the purchase price. Forecasted NOI is defined as forecasted net income for the twelve months following the acquisition of the property, calculated in accordance with U.S. GAAP, excluding straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense, less a vacancy factor to allow for potential tenant move-outs or defaults.

(2)	This property was acquired through our joint venture with IPCC.

25

Unconsolidated Joint Venture Summary

Venture with PGGM Private Real Estate Fund (INP Retail LP)

Date	Property	City	State	GLA	IRC % Interest	IRC Investment
07/01/10	Mallard Crossing Shopping Center	Elk Grove Village	IL	82,929	55%	$2,119
07/01/10	Shannon Square Shoppes	Arden Hills	MN	97,638	55%	5,660
07/01/10	Woodland Commons	Buffalo Grove	IL	170,122	55%	3,240
08/30/10	Point at Clark	Chicago	IL	95,455	55%	6,155
10/25/10	Diffley Marketplace	Eagan	MN	71,903	55%	4,027
01/11/11	Joffco Square	Chicago	IL	95,204	55%	5,325
03/01/11	Byerly's Burnsville	Burnsville	MN	72,339	55%	1,955
03/08/11	Shops of Plymouth Town Center	Plymouth	MN	84,003	55%	(596)
06/02/11	Red Top Plaza	Libertyville	IL	151,840	55%	4,409
06/02/11	Village Ten Shopping Center	Coon Rapids	MN	211,472	55%	1,568
09/19/11	Stuart's Crossing	St. Charles	IL	85,529	55%	(696)
09/21/11	Champlin Marketplace	Champlin	MN	88,577	55%	2,863
11/09/11	Quarry Retail	Minneapolis	MN	281,472	55%	(3,253)
11/15/11	Caton Crossings	Plainfield	IL	83,792	55%	(1,522)
11/18/11	Woodfield Plaza	Schaumburg	IL	177,160	55%	(5,803)
11/29/11	Brownstones Shopping Center	Brookfield	WI	137,816	55%	4,933
12/07/11	Elston Plaza	Chicago	IL	87,946	55%	4,332
12/15/11	Turfway Commons	Florence	KY	105,471	55%	2,406
02/21/12	Riverdale Commons	Coon Rapids	MN	231,753	55%	119
02/24/12	Silver Lake Village	St. Anthony	MN	159,316	55%	8,468
02/29/12	Stone Creek Towne Center	Cincinnati	OH	142,824	55%	6,801
04/10/12	Four Flaggs	Niles	IL	325,972	55%	9,472
04/13/12	Woodbury Commons	Woodbury	MN	116,196	55%	6,133
12/11/12	Westgate	Fairview Park	OH	241,838	55%	16,740
08/20/13	Evergreen Promenade (1)	Evergreen Park	IL	—	55%	3,694
09/11/13	Capitol and 124th Shopping Center	Wauwatosa	WI	54,204	55%	5,635
09/11/13	Pilgrim Village	Menomonee Falls	WI	31,331	55%	4,995
09/11/13	Timmerman Plaza	Milwaukee	WI	40,343	55%	2,763
10/08/13	Cedar Center South	University Heights	OH	136,080	55%	3,726
12/19/13	Fort Smith Pavilion	Fort Smith	AR	275,414	55%	5,483
				3,935,939		$111,151

Development Joint Venture with TMK Development (TMK/Inland Aurora Venture, LLC)

Date	Property	City	State	Acres	IRC % Interest	IRC Investment
01/05/06	Savannah Crossing	Aurora	IL	5 Acres	40%	$(294)

Joint Venture with Inland Private Capital Corporation ("IPCC") (IRC/IREX Venture II, LLC)

IPCC Joint Venture Property Status

Property (2)	Location	% DST Ownership	Pro Rata Share of Acquisition Fee	Acquisition Fee Earned for the three months ended March 31, 2014
7-Eleven Portfolio (3)	Various	100%	$362	$170

1)
Our joint venture with PGGM acquired vacant land to develop approximately 92,500 square feet of retail space through a development partnership that is 96% pre-leased to Mariano's Fresh Market and PetSmart.

2)
These properties are not consolidated because upon the first sale of equity interest by the joint venture through a private placement offering with respect to a particular property, the Company begins accounting for its equity interest in that property under the equity method of accounting

3)
This portfolio includes twelve 7-Eleven stores, located in Akron, Brunswick, Chagrin Falls, Cleveland, Mentor, Painesville, Stow, Streetsboro, Strongsville, Twinsburg, Willoughby and Willoughby Hills OH.

26

Investment Properties

As of March 31, 2014, we owned fee simple interests in 103 investment properties (excluding properties owned by unconsolidated joint ventures) and we owned Delaware Statutory Trust interests in the 6 properties owned through our IPCC joint venture. Total properties are comprised of 17 single-user retail properties, 38 Neighborhood Retail Centers, 27 Community Centers, 26 Power Centers and 1 Lifestyle Center. These investment properties are located in the states of Florida (3), Illinois (67), Indiana (7), Kansas (1), Massachusetts (1), Minnesota (18), Nebraska (1), Ohio (3) and Wisconsin (8). Most tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Single-User
Carmax	Schaumburg	IL	93,333	12/98	1998	100%	Carmax
Carmax	Tinley Park	IL	94,518	12/98	1998	100%	Carmax
Cub Foods	Hutchinson	MN	60,208	01/03	1999	100% (3)	Cub Foods (3)
Disney	Celebration	FL	166,131	07/02	1995	100%	Walt Disney World
Freeport Commons	Freeport	IL	24,049	12/98	1998	100%	Staples
Fresh Market	Lincolnshire	IL	20,414	10/12	2013	100%	The Fresh Market
Glendale Heights Retail	Glendale Heights	IL	68,879	09/97	1997	100% (3)	Dominick's Finer Foods (3)
Mosaic Crossing	West Chicago	IL	78,271	01/98	1990/2013	100%	Old Time Pottery
PetSmart	Gurnee	IL	25,692	04/01	1997	100%	PetSmart
Pick 'N Save	Waupaca	WI	63,780	03/06	2002	100%	Pick 'N Save
Roundy's	Menomonee Falls	WI	103,611	11/10	2010	100%	Super Pick 'N Save
Verizon	Joliet	IL	4,504	05/97	1995	100%	None

Single-User (IPCC Joint Venture)
Academy Sports	Olathe	KS	71,927	02/14	2013	100%	Academy Sports + Outdoors
BJ's Wholesale Club	Framingham	MA	114,481	02/14	1993	100%	BJ's Wholesale Club
CVS	Port St. Joe	FL	13,225	01/14	2010	100%	CVS
O'Reilly	Kokomo	IN	7,210	01/14	2013	100%	None
Walgreens	Trenton	OH	14,820	01/14	2007	100%	Walgreens (4)

Neighborhood Retail Centers
22nd Street Plaza Outlot	Oakbrook Terrace	IL	9,970	11/97	1985/2004	100%	None
Big Lake Town Square	Big Lake	MN	67,858	01/06	2005	100%	Coborn's Super Store
Brunswick Market Center	Brunswick	OH	119,540	12/02	1997/1998	96%	Buehler's Fresh Foods
Cliff Lake Centre	Eagan	MN	74,182	09/99	1988	88%	None
Cobbler Crossing	Elgin	IL	102,643	05/97	1993	96%	Jewel Food Stores
Downers Grove Market	Downers Grove	IL	103,419	03/98	1998	96% (3)	Angelo Caputo's (3)
Dunkirk Square	Maple Grove	MN	79,130	09/99	1998	97%	Rainbow
Eastgate Center	Lombard	IL	129,101	07/98	1959/2000	89%	Ace Hardware, Illinois Secretary of State, Illinois Dept. of Employment
Edinburgh Festival	Brooklyn Park	MN	91,563	10/98	1997	89%	Festival Foods
Elmhurst City Centre	Elmhurst	IL	39,090	02/98	1994	100%	Walgreens (4)
Forest Lake Marketplace	Forest Lake	MN	93,853	09/02	2001	96%	Cub Foods
Gateway Square	Hinsdale	IL	39,710	03/99	1985	100%	None
Grand Hunt Center Outlot	Gurnee	IL	21,194	12/96	1996	100%	None
Hammond Mills	Hammond	IN	78,801	05/99 12/98	1998/1999/2011	100%	Food 4 Less
Hickory Creek Market Place	Frankfort	IL	55,831	08/99	1999	53%	None
Iroquois Center	Naperville	IL	140,981	12/97	1983	86%	Planet Fitness, Xilin Association, Big Lots
Maple View	Grayslake	IL	105,642	03/05	2000/2005	94%	Jewel Food Stores
Medina Marketplace	Medina	OH	92,446	12/02	1956/1999/ 2010	100% (3)	Giant Eagle
Mundelein Plaza	Mundelein	IL	16,803	03/96	1990	90%	None
Nantucket Square	Schaumburg	IL	56,981	09/95	1980	91%	Go Play/Kidtown USA
Oak Forest Commons	Oak Forest	IL	108,563	03/98	1998	82%	Food 4 Less, O'Reilly Auto Parts
Oak Forest Commons III	Oak Forest	IL	7,424	06/99	1999	40%	None
Park Square	Brooklyn Park	MN	12,320	08/02	1986/1988/ 2006	100%	None
Plymouth Collection	Plymouth	MN	45,915	01/99	1999	95%	Golf Galaxy
Ravinia Plaza	Orland Park	IL	101,605	10/06	1990	98%	Whole Foods Market, Pier 1 Imports, Eva's Bridal
Regal Showplace	Crystal Lake	IL	89,928	03/05	1998	100%	Regal Cinemas

27

Investment Properties

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Neighborhood Retail Centers
Rose Plaza	Elmwood Park	IL	24,204	11/98	1997	100%	Binny's Beverage Depot
Schaumburg Plaza	Schaumburg	IL	63,485	06/98	1994	96%	Jo-Ann Stores, Party City
Shoppes at Mill Creek	Palos Park	IL	102,422	03/98	1989	96%	Jewel Food Stores
Shops at Cooper's Grove	Country Club Hills	IL	72,518	01/98	1991	18%	None
Six Corners Plaza	Chicago	IL	80,596	10/96	1966/2005	96%	L.A. Fitness, CW Price
St. James Crossing	Westmont	IL	49,994	03/98	1990	88%	None
Townes Crossing	Oswego	IL	105,989	08/02	1988	90%	Jewel Food Stores
Wauconda Crossings	Wauconda	IL	90,167	08/06	1997	97% (3)	Dominick's Finer Foods (3), Walgreens
Wauconda Shopping Center	Wauconda	IL	34,286	05/98	1988	88%	Dollar Tree
Westriver Crossings	Joliet	IL	32,452	08/99	1999	85%	None
Winfield Pointe Center	Winfield	IL	19,888	04/13	1989	85%	None
Woodland Heights	Streamwood	IL	120,436	06/98	1956/1997	92%	Jewel Food Stores, U.S. Postal Service

Community Centers
Apache Shoppes	Rochester	MN	60,780	12/06	2005/2006	100%	Trader Joe's, Chuck E. Cheese
Aurora Commons	Aurora	IL	126,908	01/97	1988/2013	40%	Ross Dress for Less, Fallas Paredes
Bergen Plaza	Oakdale	MN	257,952	04/98	1978	92%	K-Mart, Rainbow, Dollar Tree
Bohl Farm Marketplace	Crystal Lake	IL	97,287	12/00	2000	99%	Dress Barn, Barnes & Noble, Buy Buy Baby
Burnsville Crossing	Burnsville	MN	97,210	09/99	1989/2010	99%	PetSmart, Becker Furniture World
Chatham Ridge	Chicago	IL	175,991	02/00	1999	95%	Food 4 Less, Marshall's, Anna's Linens
Chestnut Court	Darien	IL	172,918	03/98	1987/2009	95% (3)	Office Depot (3), X-Sport Fitness, Tuesday Morning, Jo-Ann Stores, Oakridge Hobbies & Toys, Ross Dress for Less
Goldenrod Marketplace	Orlando	FL	91,497	12/13	2013	86%	LA Fitness, Marshall's
Greentree Centre & Outlot	Racine	WI	169,268	02/05	1990/1993	94%	Pick 'N Save, K-Mart
Hawthorn Village Commons	Vernon Hills	IL	98,806	08/96	1979	98%	Dollar Tree, Hobby Lobby
Lake Park	Michigan City	IN	114,867	02/98	1990	77%	Jo-Ann Stores, Hobby Lobby
Lansing Square	Lansing	IL	92,881	12/96	1991	18%	None
Marketplace at Six Corners	Chicago	IL	116,975	11/98	1997	95%	Jewel Food Stores, Marshall's
Mokena Marketplace	Mokena	IL	49,058	03/14	2008	76%	Party City, PetSmart
Orchard Crossing	Ft. Wayne	IN	130,131	04/07	2008	80%	Gordmans, Dollar Tree
Park Avenue Centre	Highland Park	IL	64,943	06/97	1996/2005	100%	Staples, TREK Bicycle Store, Illinois Bone and Joint
Park Center	Tinley Park	IL	132,288	12/98	1988	88%	Charter Fitness, Chuck E. Cheese, Old Country Buffet, Sears Outlet
Park St. Claire	Schaumburg	IL	83,259	05/97 12/96	1994/1996	100% (3)	Dominick's Finer Foods (3)
Shingle Creek Center	Brooklyn Center	MN	39,146	09/99	1986	82%	None
Shops at Orchard Place	Skokie	IL	159,091	12/02	2000	73%	DSW Shoe Warehouse, Ulta, Pier 1 Imports, Petco, Walter E Smithe, Party City
Skokie Fashion Square	Skokie	IL	84,857	12/97	1984/2010	96%	Ross Dress for Less, Produce World
Skokie Fashion Square II	Skokie	IL	7,151	11/04	1984/2010	100%	None
Thatcher Woods Center	River Grove	IL	187,710	04/02	1969/1999	87% (3)	Walgreens, Hanging Garden Banquet, Binny's Beverage Depot, Sears Outlet, Dominick's Finer Foods (3)
The Plaza	Brookfield	WI	107,952	02/99	1985	94%	CVS, Guitar Center, Hooters
Two Rivers Plaza	Bolingbrook	IL	57,900	10/98	1994	100%	Marshall's, Pier 1 Imports
University Center	St. Paul	MN	43,645	09/99	1998	100%	High School for the Recording Arts

Community Centers (IPCC Joint Venture)
Mountain View Square	Wausau	WI	86,584	03/14	2000	100%	Kohl's

Power Centers
Baytowne Shoppes/Square	Champaign	IL	118,305	02/99	1993	98% (3)	Staples, PetSmart, Party City, Citi Trends, Ulta
Bradley Commons	Bourbonnais	IL	174,348	11/11	2007/2011	97%	Shoe Carnival, Ulta, Bed, Bath & Beyond, Dick's Sporting Goods, Petco
Crystal Point	Crystal Lake	IL	357,914	07/04	1976/1998/ 2012	97%	Best Buy, K-Mart, Bed, Bath & Beyond, The Sports Authority, World Market, Ross Dress for Less, The Fresh Market
Deertrace Kohler	Kohler	WI	149,924	07/02	2000	98%	The Boston Store, TJ Maxx, Dollar Tree, Ulta, Jo-Ann Stores

28

Investment Properties

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Power Centers
Deertrace Kohler II	Kohler	WI	24,292	08/04	2003/2004	100%	None
Joliet Commons	Joliet	IL	158,853	10/98	1995	100%	Movies 10, PetSmart, Barnes & Noble, Old Navy, Party City, Jo-Ann Stores, BC Osaka Hibachi Grill
Joliet Commons Phase II	Joliet	IL	40,395	02/00	1999	100%	Office Max
Mankato Heights Plaza	Mankato	MN	155,173	04/03	2002	92%	TJ Maxx, Michaels, Old Navy, Pier 1 Imports, Petco
Maple Park Place	Bolingbrook	IL	210,746	01/97	1992/2004	98% (3)	X-Sport Fitness, Office Depot (3), The Sports Authority, Best Buy, Ross Dress for Less
Orland Park Place	Orland Park	IL	592,495	04/05	1980/1999	96%
K & G Superstore, Old Navy, Stein Mart, Tiger Direct, Barnes & Noble, DSW Shoe Warehouse, Bed, Bath & Beyond, Binny's Beverage Depot, Nordstrom Rack, Dick's Sporting Goods, Marshall's, Buy Buy Baby, HH Gregg, Ross Dress for Less

Orland Park Place Outlots	Orland Park	IL	11,900	08/07	2007	—%	Dao
Orland Park Place Outlots II	Orland Park	IL	22,966	04/12	2007	91%	None
Park Place Plaza	St. Louis Park	MN	88,999	09/99	1997/2006	100%	Office Max, PetSmart
Pine Tree Plaza	Janesville	WI	186,523	10/99	1998	92%	Gander Mtn., TJ Maxx, Staples, Michaels, Old Navy, Petco
Randall Square	Geneva	IL	216,678	05/99	1999	92%	Marshall's, Bed, Bath & Beyond, PetSmart, Michaels, Party City, Old Navy
Rivertree Court	Vernon Hills	IL	308,610	07/97	1988/2011	100%	Best Buy, Discovery Clothing, TJ Maxx, Michaels, Harlem Furniture, Gordmans, Old Navy, Pier 1 Imports, Ross Dress for Less, Shoe Carnival
Rochester Marketplace	Rochester	MN	70,213	09/03	2001/2003	100%	Staples, PetSmart
Salem Square	Countryside	IL	116,992	08/96	1973/1985/ 2009	100%	TJ Maxx/Home Goods, Marshall's
Schaumburg Promenade	Schaumburg	IL	91,831	12/99	1999	100%	Ashley Furniture, DSW Shoe Warehouse, Destination XL
Shakopee Outlot	Shakopee	MN	12,285	03/06	2007	100%	None
Shakopee Valley Marketplace	Shakopee	MN	146,362	12/02	2000/2001	99%	Kohl's, Office Max
Shoppes at Grayhawk	Omaha	NE	81,000	02/06	2001/2004	84% (3)	Michaels, Lowe's (5)
University Crossings	Granger	IN	111,651	10/03	2003	96%	Marshall's, Petco, Dollar Tree, Pier 1 Imports, Ross Medical Education Center, Babies R Us (5)
Valparaiso Walk	Valparaiso	IN	137,500	12/12	2005	100%	Best Buy, Michaels, Marshall's, Bed, Bath & Beyond
Warsaw Commons	Warsaw	IN	87,826	04/13	2012	97%	Dollar Tree, TJ Maxx, PetSmart, Ulta
Woodfield Commons E/W	Schaumburg	IL	207,452	10/98	1973/1975/ 1997/2007/ 2012	99%	Toys R Us, Discovery Clothing, REI, Hobby Lobby, Ross Dress for Less, Half Price Books

Lifestyle Centers
Algonquin Commons	Algonquin	IL	563,704	02/06	2004/2005	92% (3)	PetSmart, Office Max, Pottery Barn, Old Navy, DSW Shoe Warehouse, Discovery Clothing, Dick's Sporting Goods, Trader Joe's, Ulta, Charming Charlie, Ross Dress for Less, Gordmans

Total			11,057,975			93%

29

Investment Properties

As of March 31, 2014, we owned fee simple interests in 29 investment properties through our unconsolidated joint ventures, comprised of 13 Neighborhood Retail Centers, 6 Community Centers and 10 Power Centers. These investment properties are located in the states of Arkansas (1), Illinois (10), Kentucky (1), Minnesota (10), Ohio (3) and Wisconsin (4). Most tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Neighborhood Retail Centers
Byerly's Burnsville	Burnsville	MN	72,339	09/99	1988	100%	Byerly's Food Store, Erik's Bike Shop
Capitol and 124th Shopping Center	Wauwatosa	WI	54,204	09/13	1998/2012	100%	Wal-Mart, Petco
Caton Crossings	Plainfield	IL	83,792	06/03	1998	98%	Tony's Finer Foods
Champlin Marketplace	Champlin	MN	88,577	09/11	1999/2005	96%	Cub Foods
Diffley Marketplace	Egan	MN	71,903	10/10	2008	86%	Cub Foods
Elston Plaza	Chicago	IL	87,946	12/11	1983/2010	100%	Jewel Food Stores, O'Reilly Auto Parts
Mallard Crossing Shopping Center	Elk Grove Village	IL	82,929	05/97	1993	87%	Food 4 Less
Pilgrim Village	Menomonee Falls	WI	31,331	09/13	1984/2012	91%	Wal-Mart (5), Friends of Nature
Red Top Plaza	Libertyville	IL	151,840	06/11	1981/2008	96%	Jewel Food Stores
Shannon Square Shoppes	Arden Hills	MN	97,638	03/04 06/04	2003	89%	Cub Foods
Shops of Plymouth Town Center	Plymouth	MN	84,003	03/99	1991	100%	The Foursome, Inc., Cub Foods
Stuart's Crossing	St. Charles	IL	85,529	08/98	1999	98%	Jewel Food Stores
Timmerman Plaza	Milwaukee	WI	40,343	09/13	1965/2013	80%	Dollar Tree

Community Centers
Brownstones Shopping Center	Brookfield	WI	137,816	11/11	1989/2009	97%	Metro Market, TJ Maxx
Cedar Center South	University Heights	OH	136,080	10/13	1950/2006	83%	Tuesday Morning, Whole Foods Market, CVS, Dollar Tree
Four Flaggs	Niles	IL	325,972	11/02	1973/1998/ 2010	96%	Fresh Farms, Party City, Marshall's, PetSmart, Office Depot, Old Navy, Global Clinic, Ashley Furniture, Sears Outlet, Jo-Ann Stores, Shoe Carnival
Village Ten Shopping Center	Coon Rapids	MN	211,472	08/03	2002	98%	Dollar Tree, Life Time Fitness, Cub Foods
Woodbury Commons	Woodbury	MN	116,196	02/12	1992/2004/ 2012	100% (3)	Hancock Fabrics, Schuler Shoes, Dollar Tree, Becker Furniture World
Woodland Commons	Buffalo Grove	IL	170,122	02/99	1991	99%	Mariano's, Jewish Community Center

Power Centers
Fort Smith Pavilion	Fort Smith	AR	275,414	12/13	2009/2011	96%	Dick's Sporting Goods, Best Buy, Michaels, Books-A-Million, Old Navy, Shoe Carnival, Ulta, Bed Bath & Beyond, Petco
Joffco Square	Chicago	IL	95,204	01/11	2008	100%	Bed, Bath & Beyond, Best Buy, Jo-Ann Stores
Point at Clark	Chicago	IL	95,455	06/10	1996	95%	DSW Shoe Warehouse, Marshall's, Michaels
Quarry Retail	Minneapolis	MN	281,472	09/99	1997	100%	Home Depot, Rainbow, PetSmart, Office Max, Party City, Michaels
Riverdale Commons	Coon Rapids	MN	231,753	09/99	1999	100%	Rainbow, The Sports Authority, Office Max, Petco, Party City, Home Goods, Michaels
Silver Lake Village	St. Anthony	MN	159,316	02/12	1996/2005	94%	North Memorial Healthcare, Cub Foods, Wal-Mart (5)
Stone Creek Towne Center	Cincinnati	OH	142,824	02/12	2008	98%	Bed, Bath & Beyond, Best Buy, Old Navy
Turfway Commons	Florence	KY	105,471	12/11	1993/2007	98%	Babies 'R' Us, Half Price Books, Guitar Center, Michaels
Westgate	Fairview Park	OH	241,838	03/12	2007/2011	88%	Books-A-Million, Lowe's (5), Petco, Marshall's, Kohl's (5), Earth Fare
Woodfield Plaza	Schaumburg	IL	177,160	01/98	1992	99%	Kohl's, Barnes & Noble, Buy Buy Baby, David's Bridal, Tuesday Morning

Total			3,935,939			96%

Total/Weighted Average			14,993,914			93%

(1)
Financial Occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased excluding tenants in their abatement period.

(2)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name used in this table may be different than the tenant name on the lease.
(3)	Tenant has vacated their space but is still contractually obligated under their lease to pay rent.
(4)	Beginning with the earlier date listed, pursuant to the terms of the lease, the tenant has a right to terminate prior to the lease expiration date.
(5)	Ground lease tenants, ground lease square footage is excluded from GLA as we do not own that square footage.

30